U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2011

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado		80120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303)734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 27, 2011, we issued a press release updating prior information about the refined coal business we carry out through Clean Coal Solutions, LLC (“CCS”), describing the issuance by the U.S. Environmental Protection Agency of the Mercury and Air Toxics Standard on December 21, 2011, and also announcing our participation in the Pritchard Capital Energize 2012 Conference on January 4, 2012. A copy of the press release is filed as Exhibit 99.1 to this report.

As described in the press release, CCS has now installed and operated 26 refined coal (RC) facilities, meeting the year-end “placed-in-service” requirements. We expect that over the next several months CCS will lease many of the new RC facilities to third party financial institutions that will operate them for the purpose of producing RC that will qualify for Section 45 tax credits. We expect that such transactions will be structured similarly to the lease transactions previously entered into with affiliates of The Goldman Sachs Group, Inc. for the two initial RC facilities placed in service in June of 2010, for which we have previously filed Current Reports on Form 8-K on July 6, 2010 (reporting an event of June 29, 2010) and December 21, 2011 (reporting an event of December 15, 2011) and disclosed updated information in our quarterly reports on Form 10-Q and our annual report on Form 10-K. Insofar as these transactions have become ordinary course business transactions, we do not intend to file current reports on Form 8-K to report the entry into of these transactions and the agreements that implement them unless the situation surrounding a given transaction is such as would require us to do otherwise under applicable regulations of the Securities and Exchange Commission.

Forward-Looking Statements Cautionary Advice

This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements concerning our expectations that CCS will lease many of the new RC facilities to third party financial institutions that will operate them for the purpose of producing refined coal that will qualify for Section 45 tax credits and that such transactions will be structured similarly to the lease transactions previously entered into with affiliates of The Goldman Sachs Group, Inc. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including those described in the section of the accompanying press release and other factors we discuss in greater detail in our filings with the Securities and Exchange Commission (“SEC”).

Item 9.01.	Financial Statements and Exhibits

(d)	The following item is filed as an exhibit to this report:

99.1	Press Release, entitled “ADA-ES Provides Year-End Update – Success with Refined Coal Installations and New EPA Mercury Regulations Create Significant Opportunities for 2012,” dated December 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2011

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 27, 2011

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